Exhibit 10.15

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of March 31, 2019, is entered into by and between LiveXLive Media, Inc., a Delaware corporation (the “Company”), and Michael Zemetra (the “Executive”). The Company and the Executive shall collectively be referred to herein as the “Parties”. Capitalized terms used in this Amendment but not defined herein have the meanings ascribed to them in the Employment Agreement (as defined below).

WHEREAS, the Parties have previously entered into that certain Employment Agreement, dated as of April 13, 2018 (the “Employment Agreement”);

WHEREAS, in connection with a contemplated material event to be consummated by the Company, the Company is now requiring its senior executives and certain shareholders to extend the lock-up period previously agreed to by such persons, and accordingly, the Parties now desire to amend the Employment Agreement as set forth herein; and

WHEREAS, pursuant to Section 9.1 of the Employment Agreement, the Employment Agreement may be amended by the Parties pursuant to a written instrument duly executed by each of the Parties.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to the Employment Agreement.

(a) The following defined term in Section 5.3 of the Employment Agreement is hereby amended by inserting the bold, underlined text and deleting the strickenthrough text as follows:

““Lock-up Period” means (i) with respect to the First RSUs Tranche, the period ending on December 1~~June 30~~, 2019, and (ii) with respect to the Second RSUs Tranche, the period ending on the earlier of: (x) one year after the Subsequent Vesting Date applicable to the Second RSUs Tranche, or (y) the second anniversary of the Effective Date. During the Lock-up Period, the Executive agrees to abide by the terms set forth in Exhibit C hereto.”

(b) Except for the amendments expressly set forth in this Section 1, the text of the Employment Agreement shall remain unchanged and in full force and effect.

Section 2. Miscellaneous. The provisions of Sections 8.8 and 9 of the Employment Agreement are incorporated herein by reference.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have entered into and signed this Amendment as of the date and year first above written.

COMPANY:

LiveXLive Media, Inc.

By:	/s/ Robert S. Ellin
Name:	Robert S. Ellin
Title:	CEO and Chairman

EXECUTIVE:

Michael Zemetra

/s/ Michael Zemetra
(signature)